Chart Industries Third Quarter 2018 October 18, 2018 © 2018 Chart Industries, Inc. Confidential and Proprietary

Forward-Looking Statements Certain statements made in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company's plans, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward- looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully; Chart’s ability to close the VRV acquisition, successfully integrate VRV, and achieve anticipated revenue, earnings and accretion; estimated segment revenues, future revenue, earnings, cash flows, and margin targets and run rates; and Chart’s ability to close the sale of its oxygen-related products business within the BioMedical segment. The Company undertakes no obligation to update or revise any forward-looking statement. Chart is a leading diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy- related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and Latin America. For more information, visit: http://www.chartindustries.com. © 2018 Chart Industries, Inc. Confidential and Proprietary

Leading Supplier of Mission Critical Equipment 1 Energy & Chemical 2 Distribution & Storage ▪ ▪ Supply Brazed Aluminum Heat Exchangers (BAHX), Offer a complete portfolio of cryogenic distribution and Air Cooled Heat Exchangers (ACHX) and Cold storage equipment Boxes ▪ Spearhead innovation in cryogenic packaged gas and ▪ Provide integrated systems and aftermarket services MicroBulk systems for gas processing, LNG and petrochemical ▪ Excel with over 20 years of experience in LNG applications applications ▪ Lead in technological advancements ▪ Set the standard for storage of biological materials at low temperatures 3 © 2018 Chart Industries, Inc. Confidential and Proprietary

Recent Changes to Support Our Strategy Segmentation with Sale of Oxygen- Acquisition of VRV, Global Commercial Related Products s.p.a Team Business A Take Advantage of Favorable Market Trends Building Blocks of Our Deliver Profitable Growth Through Strategic Initiatives Three Year B Strategy C Achieve Financial Targets Predictable, Disciplined and Profitable Growth 4 © 2018 Chart Industries, Inc. Confidential and Proprietary

Segmentation Energy & Chemicals Distribution & Storage Distribution & Storage Western Hemisphere Eastern Hemisphere Global Key Account Commercial Team 5 © 2018 Chart Industries, Inc. Confidential and Proprietary

2 Divestiture of Oxygen-Related Products

CHART

Innovation. Experience. Performance.®

Former BioMedical Segment	
CryoBio	Respiratory
Revenue: \$75-85M[1]	Revenue: \$150-160M[1]









CAIRE Description

- Leading global engineered solutions company specializing in oxygen related products across the respiratory industry
  - Stationary
  - Portable
  - Military
  - Onsite generation systems
  - Liquid
  - Spare parts

Acquiror Description (1)

- NGK Spark Plug Co., Ltd.
  - Manufactures and sells spark plugs and related products for internal-combustion engines, technical ceramics and applicable products
  - ~\$6B market cap

Transaction Consideration

- \$133.5M all-cash transaction
- Gain on sale to be recorded at close

Closing

- Expected closing in Q4 2018
- Reporting in discontinued operations in Q3 2018

(1) Fiscal year end at March 31.

1. FY18 Estimate.

© 2018 Chart Industries, Inc. Confidential and Proprietary

6

3 VRV Company Overview

CHART
Innovation. Experience. Performance.

Business description

- VRV s.p.a. manufactures medium / high pressure and cryogenic equipment for the chemical, petrochemical and power industries
- Founded: 1956
- Headquarters: Ornago, Italy
- Operates in two divisions:
  - Energy & Petrochemical Division: product categories include refining, petrochemical, fertilizer, reaction and drying technology and polysilicon technology
  - Cryogenic Division: products categories include industrial, healthcare, cryobiology, liquefied natural gas (LNG), research & special projects and services & maintenance
- Six manufacturing facilities in Italy, France and India and commercial offices in the Czech Republic, France, Germany, the UK, Saudi Arabia, India (Mumbai), Malaysia, Brazil and North America

Products overview

Energy & Petrochemicals



Cryogenics



Energy & Petrochemical

- Hydrotreating / hydrocracking
- Alkylation Equipment
- Styrene
- PE / HDPE / LDPE
- Elastomer
- Ammonia
- Methanol
- Urea
- Polysilicon

Cryogenics

- Bulk storage
- Engineered-to-order
- Vaporizers
- Trailers and transport
- ISO containers
- Microbulk
- LN2 Dewars
- LOX therapy equipment
- Cryo freezers

7

© 2018 Chart Industries, Inc. Confidential and Proprietary

VRV Strategic Rationale Cost Synergies ✓+ • Adds D&S Indian, Italian and France manufacturing Expand Chart’s Global Footprint • Adds E&C manufacturing in Europe • Additional port access for lead time reduction Maximize Production Capabilities and ✓ • Leverage operational automation in place at VRV Efficiency + • Supply chain and material handling savings Innovation Through Technology ✓+ • Complementary and expanded technology offering • Cryogenic valve offering Pursue New Organic and Inorganic Growth • Expanded service and repair access Opportunities ✓+ • Improved access to high growth markets (India / Middle East) Supported by: Chart Business Services, 80/20 Process, Special Operations Task Force 8 © 2018 Chart Industries, Inc. Confidential and Proprietary

Expanding Service & Repair Footprint Exploration, Processing/ Re- Lifecycle Value Proposition/ Treatment Transportation Storage Production & Pipeline Liquefaction gasification Services Application Current Chart Service Locations VCT Vogel D&S Canton Current Location and Regional ▪ Direct coverage in the northeast United States ▪ Service capabilities in southern Germany with reach into Switzerland, ▪ Further expansion of direct service opportunity in the southeast Italy, Austria, etc. ▪ Reduced transportation costs ▪ Further expansion opportunities in Europe 9 © 2018 Chart Industries, Inc. Confidential and Proprietary

A Take Advantage of Favorable Macro Trends Market Dynamics Chart Exploitation ▪ Supply / demand for LNG needs in ▪ Chart’s patented IPSMR technology 2022-2023 and shift toward modular is key to mid-scale technology facilities ▪ Chart’s and VRV’s customer ▪ Increasing regulatory environment intimacy drives engineering solutions ahead of regulatory ▪ Pollution and keen environmental changes awareness, in particular in emerging geographies ▪ Chart and VRV’s combined global manufacturing footprint allows for ▪ Demand for industrial gases cost and price effective solutions for continues to outpace GDP targeted emerging markets 10 © 2018 Chart Industries, Inc. Confidential and Proprietary

B Accelerate Growth through Acquisitions Acquisition Criteria: Prioritize Key Market Opportunities: ▪ Strong level of strategic fit SERVICE & ▪ TEMPERATURE High degree of leveragability REPAIR EXPANSION (specific and attainable BUILDOUT synergies) ▪ Proven growth and profitability ▪ Reasonable price expectations ▪ Management bench strength CRYOGENIC FANS VALVES AND ▪ Ownership that’s willing PUMPS to assist in the transition 11 © 2018 Chart Industries, Inc. Confidential and Proprietary

Previous Gas to Liquids Offerings

CHART
Innovation. Experience. Performance.®

	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas			ACHX	Orca Microbulk	Engineered Tanks	Ambient Vaporizers	Installation & Startup	N2 Dosing
			Cold Boxes	Trailers	Standard Bulk	Powered Vaporizers	Support & Training	GeN2
			BAHX	Rail Cars	Specialty Bulk		Process Optimization	CO2 Beverage
			Engineered Tanks	ISO Containers	VJ Pipe		Shop Repair/Refub	Packaged Gas Cyl
			VJ Pipe		Military LOX Storage			Dewars & Filling Syst
			AirSep On-Site Gen					Engineered Systems
Energy	ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem)	ACHX (Oil Refining & PetroChem)	Trailers	Standard Bulk	Ambient Vaporizers	Installation & Startup	IPMSR & Licensing
		NRUs	Cold Boxes	Rail Cars	Engineered Tanks	Powered Vaporizers	Support & Training	On-Vehicle Tanks
		BAHX	BAHX	ISO Containers		ACHX (Power)	Process Optimization	Tender Cars
			Engineered Tanks			Fans		Fueling Stations
			VJ Pipe					
Medical			O2 Stationary Conc.	Stainless Stl Shippers	Stainless Freezers			Mil. Medical Conc.
			O2 Portable Conc.	Aluminum Shippers	LOX Cylinders			O2 Therapy
					LOX Portables			Lifescience Storage
								Al Storage

E&C D&S BioMed

© 2018 Chart Industries, Inc. Confidential and Proprietary

12

Current Focused Gas to Liquids Offerings

CHART

Innovation. Experience. Performance.®

Industrial Gas

Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
		ACHX	Orca Microbulk	Engineered Tanks	Ambient Vaporizers	Installation & Startup	N2 Dosing
		Cold Boxes	Trailers	Standard Bulk	Powered Vaporizers	Support & Training	GeN2
		BAHX	Rail Cars	Specialty Bulk		Process Optimization	CO2 Beverage
		Breech lock	ISO Containers	VJ Pipe		Shop Repair/Refub	Packaged Gas Cyl
		Engineered Tanks	Stainless Stl Shippers	Stainless Freezers			Dewars & Filling Syst
		VJ Pipe	Aluminum Shippers	Valves			Engineered Systems
		Valves	Valves				Lifescience Storage
							Al Storage

Energy

Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem)	ACHX (Oil Refining & PetroChem)	Trailers	Standard Bulk	Ambient Vaporizers	Installation & Startup	IPMSR & Licensing
Shell & Tube HX	NRUs	Cold Boxes	Rail Cars	Engineered Tanks	Powered Vaporizers	Support & Training	On-Vehicle Tanks
	BAHX	BAHX	ISO Containers	Valves	ACHX (Power)	Process Optimization	Tender Cars
	Shell & Tube HX	Shell & Tube HX			Fans		Fueling Stations
		Reactors & Pressure Vessels					
		Engineered Tanks					
		VJ Pipe					
		Valves					

E&C　D&S West & East

New with VRV acquisition

© 2018 Chart Industries, Inc. Confidential and Proprietary

13

Chart Significant LNG Opportunities

CHART
Innovation. Experience. Performance.®

Project Opportunity	Chart Customer	Operator	Country	Capacity	Scope of Supply
PA ssLNG	Confidential	Confidential	USA	50,000 gpd	C50N Cold box, BAHX, ACHX
FL ssLNG Expansion	EPC TBD	Confidential	USA	250,000 gpd	C250N, Cold boxes, BAHX, ACHX
MA ssLNG	Confidential	Confidential	USA	250,000 gpd	C250N, Cold boxes, BAHX, ACHX
Driftwood LNG	Bechtel	Tellurian	USA	26 MTPA	IPSMR®, Cold boxes, BAHX, ACHX
Calcasieu Pass	GE	Venture Global	USA	10 MTPA	9 Trains - 2xCold Boxes/train, BAHX
Corpus Christi TX - Stage 3	KBR/Siemens	Cheniere	USA	9.5 MTPA	IPSMR®, Cold boxes, BAHX, ACHX
Gimi (FLNG #3)	Black & Veatch	Golar	W. Africa	3.75 MTPA	4x Cold Boxes, BAHX
PA MultiTrain LNG	EPC TBD	Confidential	USA	3 MM gpd	IPSMR®, Cold boxes, BAHX, ACHX
Magnolia LNG	Magnolia	Magnolia	USA	8 MTPA	Cold Boxes, BAHX, Core-in-kettles
FL ssLNG	EPC TBD	Confidential	USA	500,000 gpd	C500 IPSMR®, Cold boxes, BAHX, ACHX, Tanks
Gandria (FLNG #2)	Black & Veatch	Golar	W. Africa	3.75 MTPA	4x Cold Boxes, BAHX
Pointe LNG	EPC TBD	Pointe LNG	USA	6 MTPA	IPSMR®, Cold boxes, BAHX, ACHX
SE Asia LNG	EPC TBD	Confidential	SE Asia	3 MTPA	IPSMR®, Cold boxes, BAHX, ACHX
SE Asia Expansion	EPC TBD	Confidential	SE Asia	8 MTPA	IPSMR®+, Cold boxes, BAHX, ACHX

© 2018 Chart Industries, Inc. Confidential and Proprietary

14

Third Quarter 2018 Financial Results Sales & Revenue1 Adjusted Q3 Highlights 1 1,2 ($USD Million) Earnings Per Share Earnings Per Share $272 $0.65 $0.74 • Sales increase of 34.3% over the third quarter of 2017, 16.0% excluding Hudson Products $0.65 $0.74 $272 • Reported earnings per diluted share increased $0.67 compared to the $203 third quarter 2017, and adjusted EPS grew $0.52 in the same comparative period $0.22 • Orders of $264 million increased compared to $217 million in the third ($0.02) quarter of 2017, and increased 3.3% organically Q3 2017 Q3 2018 Q3 2017 Q3 2018 Q3 2017 Q3 2018 1. All results reflect continuing operations 2. Adjusted earnings per share is a non-GAAP measure, see reconciliation to the comparable GAAP measure on page 5. 15 © 2018 Chart Industries, Inc. Confidential and Proprietary 15

2018 YTD Financial Results Sales & Revenue1 Adjusted YTD Q3 2018 Highlights 1 1,2 ($USD Million) Earnings Per Share Earnings Per Share $794 $1.11 $1.41 • Sales increase of 38.5% over YTD third quarter of 2017, 16.2% excluding Hudson Products $1.11 $1.41 $794 • Reported earnings per diluted share increased $1.15 compared to the first $574 three quarters of 2017, and adjusted EPS grew $1.06 in the same comparative period $0.35 • Orders of $869 million increased compared to $613 million in the first three quarters of 2017, ($0.04) and increased 14.4% YTD 2017 YTD 2018 YTD 2017 YTD 2018 YTD 2017 YTD 2018 organically 1. All results reflect continuing operations 2. Adjusted earnings per share is a non-GAAP measure, see reconciliation to the comparable GAAP measure on page 5. 16 © 2018 Chart Industries, Inc. Confidential and Proprietary 16

2017 Results – Continuing Operations Segments Energy & Chemicals Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 $M Sales $39.9 $40.0 $46.6 $99.1 $225.6 Gross Margin 8.4 5.4 8.6 22.7 45.1 GM % 21.1% 13.5% 18.5% 22.9% 20.0% SG&A 7.8 7.4 7.4 11.7 34.3% / Sales 19.5% 18.5% 15.9% 11.8% 15.2% Operating Income $(0.2) $(2.5) $0.3 $7.5 $5.1% / Sales -0.5% -6.3% 0.6% 7.6% 2.3% Distribution & Storage Western Hemisphere Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 $M Sales $91.1 $104.9 $99.6 $105.7 $401.3 Gross Margin 32.2 36.1 37.0 36.6 141.9 GM % 35.3% 34.4% 37.1% 34.6% 35.4% SG&A 13.9 12.5 13.0 12.4 51.8% / Sales 15.3% 11.9% 13.1% 11.7% 12.9% Operating Income $17.0 $22.2 $23.1 $23.2 $85.5% / Sales 18.7% 21.2% 23.2% 21.9% 21.3% Distribution & Storage Eastern Hemisphere Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 $M Sales $45.2 $58.3 $63.2 $65.5 $232.2 Gross Margin 9.1 11.6 13.7 13.8 48.2 GM % 20.1% 19.9% 21.7% 21.1% 20.8% SG&A 6.4 7.8 7.8 11.3 33.3% / Sales 14.2% 13.4% 12.3% 17.3% 14.3% Operating Income $2.5 $3.7 $5.6 $2.1 $13.9% / Sales 5.5% 6.3% 8.9% 3.2% 6.0% 17 © 2018 Chart Industries, Inc. Confidential and Proprietary 17

2018 Results – Continuing Operations Segments Energy & Chemicals Q1 2018 Q2 2018 Q3 2018 YTD 2018 $M Sales $89.9 $100.8 $98.1 $288.8 Gross Margin 19.4 21.3 26.9 67.6 GM % 21.6% 21.1% 27.4% 23.4% SG&A 12.6 11.7 11.3 35.6% / Sales 14.0% 11.6% 11.5% 12.3% Operating Income $2.8 $5.9 $12.1 $20.8% / Sales 3.1% 5.9% 12.3% 7.2% Distribution & Storage Western Hemisphere Q1 2018 Q2 2018 Q3 2018 YTD 2018 $M Sales $100.6 $117.6 $119.0 $337.2 Gross Margin 36.1 38.2 44.7 119.0 GM % 35.9% 32.5% 37.6% 35.3% SG&A 12.7 13.4 11.6 37.7% / Sales 12.6% 11.4% 9.7% 11.2% Operating Income $22.2 $23.6 $31.9 $77.7% / Sales 22.1% 20.1% 26.8% 23.0% Distribution & Storage Eastern Hemisphere Q1 2018 Q2 2018 Q3 2018 YTD 2018 $M Sales $55.1 $62.4 $56.8 $174.3 Gross Margin 11.8 14.1 11.2 37.1 GM % 21.4% 22.6% 19.7% 21.3% SG&A 7.8 7.3 7.7 22.8% / Sales 14.2% 11.7% 13.6% 13.1% Operating Income $3.6 $6.6 $3.3 $13.5% / Sales 6.5% 10.6% 5.8% 7.7% 18 © 2018 Chart Industries, Inc. Confidential and Proprietary 18

Financial Results – Continuing Operations Consolidated Chart Industries - Consolidated Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 $M Sales $171.0 $199.8 $202.7 $269.4 $842.9 Gross Margin 48.3 52.3 57.9 73.1 231.6 GM % 28.2% 26.2% 28.6% 27.1% 27.5% SG&A 44.1 41.7 48.1 49.4 183.3% / Sales 25.8% 20.9% 23.7% 18.3% 21.7% Operating Income $1.8 $8.6 $7.2 $18.6 $36.2% / Sales 1.1% 4.3% 3.6% 6.9% 4.3% Chart Industries - Consolidated Q1 2018 Q2 2018 Q3 2018 YTD 2018 YTD 2017 $M Sales $244.1 $277.9 $272.2 $794.2 $573.5 Gross Margin 66.9 72.8 82.3 222.0 158.5 GM % 27.4% 26.2% 30.2% 28.0% 27.6% SG&A 46.6 48.1 45.8 140.5 133.9% / Sales 19.1% 17.3% 16.8% 17.7% 23.3% Operating Income $14.7 $19.6 $31.5 $65.8 $17.6% / Sales 6.0% 7.1% 11.6% 8.3% 3.1% 19 © 2018 Chart Industries, Inc. Confidential and Proprietary 19

2018 Guidance Prior Guidance Prior Guidance, FY 2018 Guidance2 (Q2 2018)1 Q2 2018, Continuing Ops2 Sales Sales Sales $1.20B - $1.25B $1.04B - $1.09B $1.06B - $1.10B 7-9% organic growth Adjusted EPS $1.85 - $2.05 Adjusted EPS Adjusted EPS Inclusive of ~$0.15 impact from U.S. tax $1.64 - $1.84 $1.90 - $2.00 reform Assumes 27% full year tax rate Capital Expenditures Capital Expenditures Capital Expenditures $35M - $45M $34M - $44M $35M - $40M Inclusive of ~$11M for finalization of Inclusive of ~$11M for finalization of Inclusive of ~$11M for finalization of La Crosse, WI capacity expansion La Crosse, WI capacity expansion La Crosse, WI capacity expansion 1. The Company’s prior guidance assumed continued ownership of all assets for the entire calendar year. 2. The Company’s current guidance reflects continuing operations only, and prior guidance restated to reflect continuing operations only. 20 © 2018 Chart Industries, Inc. Confidential and Proprietary 20

2019 First Look at Guidance Full Year 2019 Sales $1.24B - $1.30B 16-%18% growth 6%-7% organic growth Adjusted EPS $2.40 - $2.75 Assumes 22% to 23% full year tax rate Excludes any large LNG related revenue Includes Full Year of VRV, s.p.a. and Excludes CAIRE Capital Expenditures $30M - $40M 21 © 2018 Chart Industries, Inc. Confidential and Proprietary

Capital Allocation Strategy Organic growth initiatives ▪ Expect $250M Free Cash Flow1 over the next 3 years Deleverage ▪ Long-term leverage target of 2x – 3x ▪ M&A Capital allocated to position the company for growth and maintain a Direct shareholder return strong balance sheet (when/if appropriate) Focused on long-term shareholder value creation 1) “Free Cash Flow” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period to period comparisons of the Company’s operating results. 22 © 2018 Chart Industries, Inc. Confidential and Proprietary

Strategic Realignment Supports Achieving 2021 Financial Targets ~ 40+% 700bps 21% Revenue Growth to $1.7B Operating Margin Expansion to ~17% of Sales from Aftermarket from 13% ▪ Leading Positions Across the Portfolio ▪ Well-Balanced Portfolio of Long-Cycle and Short-Cycle Products ▪ Consistent Growth in Operating Income, EPS and FCF Predictable, Disciplined and Profitable Growth © 2018 Chart Industries, Inc. Confidential and Proprietary

Chart Investment Highlights Leading diversified industrial global manufacturer with diverse Operate in attractive, growing and broad product offering markets Innovative technical expertise Cross-operating segment scale and and reputation collaboration Longstanding relationships with industry leading and global customers 24 © 2018 Chart Industries, Inc. Confidential and Proprietary

www.chartindustries.com © 2018 Chart Industries, Inc. Confidential and Proprietary